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                         NEXT LEVEL COMMUNICATIONS, INC.
                           CERTIFICATE OF DESIGNATION

        Next Level Communications, Inc., a company organized and existing under the laws of the State of Delaware, the Restated Certificate of Incorporation of which was filed in the office of the Secretary of the State of Delaware on August 24, 1999, does by its President and its Secretary hereby certify as follows:

        FIRST, That by the Restated Certificate of Incorporation duly filed as above stated, the total number of shares which this Company may issue is stated by paragraph Fourth to be as follows:

               The aggregate number of shares which the Company is authorized to issue is 480,000,000 shares of stock, divided into 400,000,000 shares of Common Stock and 70,000,000 shares of Class B Non-Voting Common Stock, with each share of Common Stock and Class B Non-Voting Common Stock having a par value of $.01 per share, and 10,000,000 shares of preferred stock, with each share of preferred stock having a par value of $.01 per share.

and, by said Restated Certificate of Incorporation, the shares of the preferred stock are authorized to be issued in one or more series as may be determined from time to time by the Board of Directors, each of such series to be distinctly designated.

        SECOND: That, pursuant to the authority so vested in the Board of Directors by the Restated Certificate of Incorporation, the Board of Directors adopted a resolution by unanimous written consent approving a Certificate of Designation as follows:

               RESOLVED, that the Certificate of Designation for the Series A-1 Convertible Preferred Stock of the Company, attached hereto as Exhibit A, be and is hereby adopted, ratified and approved.

        THIRD: That the said resolution of the Board of Directors, and creation and authorization of issuance thereby of Series A-1 Convertible Preferred Stock and determination thereby of the individual rate and provisions in respect to conversion or exchange of said stock, were duly made by the Board of Directors pursuant to authority as aforesaid and in accordance with Section 151 of the General Corporation Law of the State of Delaware.



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        IN WITNESS WHEREOF, Next Level Communications, Inc. has made under the hands of its President and Secretary, respectively, of said Company, the foregoing Certificate, and the said President and Secretary have hereunto set their hands this 25th day of June, 2002.

                                               NEXT LEVEL COMMUNICATIONS, INC.

                                               BY: /s/ J. Michael Norris
                                                  ------------------------------
                                                   Name:  J. Michael Norris
                                                   Title: President


                                               ATTEST:


                                                   /s/ Keith A. Zar
                                                  ------------------------------
                                                   Keith A. Zar, Secretary



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                                    EXHIBIT A

                     Series A-1 Convertible Preferred Stock

A. DESIGNATION OF SHARES; REGISTER

               There is hereby designated 500,000 shares of the Preferred Stock of the Company as Series A-1 Convertible Preferred Stock ("Series A-1 Preferred Stock"). Each share of Series A-1 Preferred Stock shall have a par value of $0.01 per share. The Company shall register shares of the Series A-1 Preferred Stock in records to be maintained by the Company for that purpose (the "Preferred Stock Register"), in the name of the record holders thereof from time to time. The Company may deem and treat the registered holder of shares of Series A-1 Preferred Stock as the absolute owner thereof for the purpose of any conversion hereof or any distribution to such holder, and for all other purposes, absent actual notice to the contrary. The Company shall register the transfer of any shares of Series A-1 Preferred Stock in the Preferred Stock Register, upon surrender of properly endorsed certificates evidencing such shares to the Company. Upon any such registration or transfer, a new certificate evidencing the shares of Series A-1 Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring holder.

B. PREFERRED STOCK

        1. DIVIDENDS

               a. The holders of the Series A-1 Preferred Stock shall be entitled to receive, when, as and if declared by the Company's Board of Directors, but only out of any funds legally available therefor, cumulative dividends at an annual rate of 7.5% of the applicable Purchase Price (as defined below) per outstanding share of Series A-1 Preferred Stock. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. Dividends paid under this Section B.1. shall be payable on a pari passu basis with the Series A Preferred Stock of the Company ("Series A Preferred Stock") prior and in preference to any dividend (payable other than in Common Stock) on the Common Stock of the Company. So long as any Preferred Stock is outstanding, (i) the Company shall not, directly or indirectly, redeem, purchase or otherwise acquire any Common Stock or set aside any monies for such a redemption, purchase or other acquisition, and (ii) the Company shall not pay or declare any dividend or make any distribution on any Common Stock, except stock dividends on the Common Stock payable in additional shares of Common Stock. The Company may elect to pay such dividends on the Series A-1 Preferred Stock under Section B.1. in additional shares of Series A-1 Preferred Stock valued at the applicable Purchase Price. If the Company elects to pay such dividends in additional shares of Series A-1 Preferred Stock, such additional shares shall be validly issued and nonassessable and, upon issuance, shall have rights identical to the outstanding shares of Series A-1 Preferred Stock.

               b. The amount of dividends payable for any period that is shorter or longer than a full annual dividend period shall be computed on the basis of a 360-day year and the




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actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such amount is payable. If a dividend cannot be paid in full, then such dividends shall be paid, to the maximum possible extent, to the Record Holders (as defined below), ratably based on the respective amount of such dividend otherwise payable to them.

        2. LIQUIDATION PREFERENCE

               a. If the Company proposes to consummate a Liquidation Event (as defined below), after paying or providing for payment of its debts and other liabilities, the Company shall, before paying any amount to the holders of the Company's Common Stock, pay to the Record Holders, pari passu with any such payment made to holders of the Series A Preferred Stock, their Series A-1 Preference for each outstanding share of Series A-1 Preferred Stock.

               b. The "Series A-1 Preference" is the amount for each outstanding share of Series A-1 Preferred Stock equal to the Liquidation Price (as defined below).

               c. If the Company's assets to be distributed among the Record Holders on a Liquidation Event are insufficient to permit the Company to pay the full Series A-1 Preference for each outstanding share of Series A-1 Preferred Stock, the Company shall distribute its assets ratably among the Record Holders pari passu with the holders of the Series A Preferred Stock, based on the respective amounts otherwise payable to them.

               d. Thereafter, the remaining assets of the Company shall be distributed to holders of the Common Stock.

               e. The Company shall pay all amounts due to the Record Holders under this Section B.2. by the closing of such Liquidation Event.

        3. OPTIONAL REDEMPTION

               a. Redemption Right of Holder. Record Holders owning a majority of the shares of Series A-1 Preferred Stock issued and outstanding at such time shall have the right, by delivery of written notice to the Company (the "Demand Notice"), to require the Company to redeem their shares of Series A-1 Preferred Stock at the Redemption Price (as defined below) per share, on or after June 25, 2007 (the "Redemption Date"). The Company shall within ten days of receipt of the Demand Notice send notice (the "Redemption Notice") to each other Record Holder, granting such Record Holders the option to have their shares of Series A-1 Preferred Stock repurchased by the Company at the Redemption Price. Each Record Holder which elects to have their shares of Series A-1 Preferred Stock repurchased by the Company shall notify the Company within 20 days of such Record Holder's receipt of the Redemption Notice (the "Election Notice").

               b. Closing. Within sixty (60) days after the Redemption Date, the Company will purchase, and the electing Record Holders will sell, the Series A-1 Preferred Stock requested to be purchased in the Demand Notice or the Election Notice and requested to be included in the redemption pursuant to Section B.3.a., at a time and place mutually agreeable to the Company and the electing Record Holders owning a majority of the Series A-1 Preferred Stock to be repurchased (the "Redemption Closing"). At the Redemption Closing, the electing Record




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Holders shall deliver to the Company certificates representing such Record
Holders' shares of Series A-1 Preferred Stock to be repurchased by the Company, and the Company shall pay to each such Record Holder the applicable Redemption Price by a cashier's or certified check or by wire transfer in immediately available funds.

               c. Effect of Redemption. From and after the Redemption Closing, unless there shall have been a default in payment of the consideration to be provided in such redemption, all rights of the holders of such shares as holders of the Series A-1 Preferred Stock to be redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of additional series of Preferred Stock which may from time to time come into existence, if the funds of the Company legally available for redemption of shares of Series A-1 Preferred Stock at the Redemption Closing are insufficient or are not permitted to be used under any financing agreement to redeem the total number of shares of Series A-1 Preferred Stock to be redeemed, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among such holders based upon such holders aggregate holdings of Series A-1 Preferred Stock. The shares of Series A-1 Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein, including, without limitation, the right to make subsequent redemption requests.

        4. VOLUNTARY CONVERSION

               Each share of Series A-1 Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

               a. Conversion Option. Each Record Holder may, at such Record Holder's option at any time and from time to time, convert any or all of its shares of Series A-1 Preferred Stock into the number of fully paid and nonassessable shares of Common Stock determined pursuant to Section B.4.b.

               b. Conversion Price. Each share of Series A-1 Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (x) the applicable Purchase Price plus cumulative accrued and unpaid dividends, if any, by (y) the applicable Conversion Price (as defined below) in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A-1 Preferred Stock shall be one one-hundredth of the applicable Purchase Price (the "Conversion Price"). The Conversion Price shall be subject to adjustment as set forth in this Section B.4.

               c. Mechanics of Conversion.

                      (1) A Record Holder may exercise the conversion option specified in Section B.4.a. as to all or any part of its Series A-1 Preferred Stock by surrendering to the Company (or to another person designated by the Company's Board of Directors) the certificates evidencing the shares such Record Holder elects to convert, endorsed and assigned to the Company in blank, and accompanied by written notice confirming such Record Holder's



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exercise of its conversion option as to all or a specified portion of the shares evidenced by the certificates.

                      (2) Conversion of shares of Series A-1 Preferred Stock to Common Stock will be effective when the Record Holder delivers to the Company notice of its election to convert and duly endorsed certificates evidencing the converted shares (the "Conversion Date").

                      (3) As promptly as practicable after the Conversion Date and in any event within three (3) days after surrender of the certificate or certificates representing converted shares of Series A-1 Preferred Stock, the Company shall issue and deliver at its expense to a converting Record Holder (or to another person designated in writing by such Record Holder), a certificate evidencing the number of whole shares of Common Stock to which such Record Holder is entitled. The person in whose name the certificate or certificates for Common Stock are to be issued will be deemed the record holder of such Common Stock as of the close of business on the Conversion Date.

                      (4) At the close of business on the Conversion Date, (i) the converted shares of Series A-1 Preferred Stock will cease to be outstanding,
(ii) the holders of the converted shares will cease to have any further rights with respect to those shares, except to receive Common Stock and cash (as specified below) with respect to the converted shares, and (iii) the holders of the converted shares will be deemed to have become the record holder of the Common Stock for all purposes.

               d. Fractional Shares. The Record Holder and subsequent Record Holders, by the acceptance thereof, expressly waive their right to receive fractional shares of Common Stock or Series A-1 Preferred Stock on conversion of shares of Series A-1 Preferred Stock. If any fraction of a share would be issuable on the conversion of Series A-1 Preferred Stock (or any specified portion thereof), the Company shall pay to the Record Holder in lieu thereof an amount in cash equal to the product of such resulting fraction and the applicable Conversion Price.

               e. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve out of its authorized but unissued Common Stock, solely for the purposes of effecting the conversion of the Series A-1 Preferred Stock, the number of shares of Common Stock issuable on conversion of all outstanding Series A-1 Preferred Stock.

               f. Payment of Taxes. The Company shall pay any and all taxes, documentary or otherwise, that are payable with respect to the issuance or delivery of Common Stock on conversion of the Series A-1 Preferred Stock. The Company shall not, however, be required to pay tax with respect to a transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than the record name of the converted Series A-1 Preferred Stock, and no issuance or delivery shall be made unless and until the person requesting such issue pays to the Company the amount of any such tax or establishes to the Company's satisfaction payment of the tax or that no tax is due. In no event need the Company pay or reimburse a registered holder for any income tax or ad valorem tax payable by the holder because of the issuance of Common Stock on conversion of Series A-1 Preferred Stock.


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               g. No Reissuance of Series A-1 Preferred Stock. Shares of Series
A-1 Preferred Stock converted pursuant to this Section B.4. will be held as treasury shares to be available to make in kind payments pursuant to Section B.1.

               h. Adjustments for Merger, Consolidation, etc. Except as set forth in Section B.2., in the case of any classification, reclassification, or other reorganization of the Company's capital stock, or in the case of the merger or consolidation of the Company with or into another company, or the conveyance to another company of all or any material portion of the Company's assets, then, as part of the classification, reclassification, merger, consolidation, or conveyance, adequate provision shall be made for each Record Holder, on conversion, to receive on the same basis and conditions set forth in this Section B.4. with respect to the Common Stock, the stock, securities, or other property that the Record Holder would have been entitled to receive on such classification, reclassification, merger, consolidation, or conveyance, if such Record Holder had converted immediately before the classification, reclassification, merger, consolidation, or conveyance, and in any such case appropriate provision will be made with respect to the rights and interests of such Record Holder to the end that the provisions of this Section B.4. will be applicable to the shares of stock, securities, or other property deliverable upon conversion; and, as a condition of any consolidation, merger, or conveyance, any company that succeeds to the Company by reason of the merger, consolidation or conveyance shall assume the obligation to deliver, upon conversion, the shares of stock, securities or other considerations that the Record Holders are entitled to receive pursuant to this Section B.4.

               i. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price in effect immediately prior to such combination shall be proportionately increased.

               j. No Conversion of Preferred Stock Being Purchased Pursuant to Redemption. Notwithstanding this Section B.4., no share of Series A-1 Preferred Stock for which the Record Holder has exercised its optional redemption rights pursuant to Section B.3. may be converted into Common Stock, unless (i) such Record Holder effectively withdraws the notice of redemption and nullifies the redemption or (ii) the requested redemption was not consummated due to insufficient funds.

        5. VOTING RIGHTS

               a. General. In addition to its voting rights granted by applicable law, each Record Holder will be entitled to voting rights with respect to all matters on which holders of Common Stock have the right to vote. Each Record Holder may cast that number of votes as is equal to the number of whole shares of Common Stock into which the Record Holder's shares of Series A-1 Preferred Stock would be convertible pursuant to the applicable provisions set forth above as of the record date for the determination of stockholders entitled to vote on the matter. Each Record Holder's votes will be counted together with all other shares of capital stock having



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general voting powers and not separately as a class, except as otherwise provided herein or by applicable law.

               b. Protective Provisions. So long as any shares of the Series A-1 Preferred Stock are outstanding, the Company shall not, without the affirmative vote of Record Holders of a majority of the outstanding shares of Series A-1 Preferred Stock voting together as a separate class, in addition to any other vote, consent, or approval required by law or otherwise:

                      (1) change any of the rights, preferences, or privileges of the shares of Series A-1 Preferred Stock so as to adversely affect such shares;

                      (2) increase or decrease (other than by redemption or conversion) the authorized shares of Series A-1 Preferred Stock;

                      (3) authorize the issuance of any equity security (other than (i) the issuance of securities upon exercise or conversion of outstanding options or other convertible securities, (ii) the issuance of stock options to employees, directors or consultants of the Company, and (iii) the issuance of additional shares of Series A-1 Preferred Stock pursuant to Section B.1.);

                      (4) alter the size of the Company's Board of Directors;

                      (5) amend the Company's Restated Certificate of Incorporation, this Certificate of Designation, or Bylaws in any manner which adversely affects the relative rights and preferences of the Series A-1 Preferred Stock; or

                      (6) enter into any agreement with respect to the foregoing.

C. DEFINITIONS

               In addition to the definitions set forth in the substantive sections above, the following terms shall have the following meanings:

        1. "Common Stock" means the common stock, $.01 par value per share, of the Company, including both (i) the 400,000,000 authorized shares of "Common Stock" and (ii) the 70,000,000 authorized shares of "Class B Non-Voting Common Stock"; provided, however, that for purposes of Section 4 (Voluntary Conversion), Common Stock shall refer only to the stock described in item (i) above.

        2. "Company" shall mean Next Level Communications, Inc., a Delaware corporation.

        3. "Liquidation Event" The following will be deemed to be a Liquidation Event and trigger the Company's obligation to pay the Liquidation Price: (i) a Sale of the Company; (ii) a liquidation, dissolution, and/or winding up of the Company's affairs (voluntarily or involuntarily); or (iii) a voluntary or involuntary bankruptcy of the Company.

        4. "Liquidation Price" means 250% of the applicable Purchase Price per share of



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Series A-1 Preferred Stock, adjusted for any stock split, stock dividend or other adjustment to the Series A-1 Preferred Stock, plus cumulative accrued and unpaid dividends, if any.

        5. "person" means an individual, partnership, company, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization and governmental entity or any department, agency or political subdivision thereof.

        6. "Preferred Stock" shall refer to the Preferred Stock, $.01 par value per share, of the Company.

        7. "Purchase Price" means the price per share of Series A-1 Preferred Stock pursuant to the applicable stock purchase agreement, adjusted for any stock split, reverse stock split, stock dividend or other adjustment to the Series A-1 Preferred Stock.

        8. "Record Holder" means the holder of Series A-1 Preferred Stock as set forth in the stock transfer ledger of the Company.

        9. "Redemption Price" means 120% of the applicable Purchase Price per share of Series A-1 Preferred Stock, adjusted for any stock split, reverse stock split, stock dividend or other adjustment to the Series A-1 Preferred Stock, plus cumulative accrued and unpaid dividends, if any.

        10. "Sale of the Company" means (i) a change in control, merger, amalgamation, consolidation, reorganization, or other similar transaction, as a result of which the stockholders of the Company who own voting securities prior to such transaction(s) shall directly or indirectly hold less than 50% of the voting power of the surviving corporation; or (ii) a sale, lease, transfer or other disposition of a material portion of the Company's assets or business outside the ordinary course of business.



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